Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-Q of Varian, Inc. for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date of this certification (the “Report”), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Varian, Inc.

Dated: May 9, 2006

/s/ G. EDWARD MCCLAMMY
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement as required by Section 906 has been provided to Varian, Inc. and will be retained by Varian, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.